UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 27, 2012 (April 25, 2012)

Centrue Financial Corporation

(Exact name of registrant as specified in its charter)

Delaware	0-28846	36-3145350
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7700 Bonhomme Avenue St. Louis, Missouri	63105
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code(314) 505-5500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

On April 25, 2012, Centrue Financial Corporation (the “Company”) held its annual meeting of stockholders. The results of the vote at the meeting were as follows:

1. To elect two directors, each to serve a three-year term:

	For	Withheld	Broker Non-Vote
Dennis J. McDonnell	2,980,063	211,740	2,265,152
John A. Shinkle	2,990,664	201,139	2,265,152

2. To ratify the selection of Crowe Horwath LLP as independent auditors for 2012:

For	Against	Abstain	Broker Non-Vote
5,341,674	78,272	37,009	0

3. To approve the Company’s executive compensation:

For	Against	Abstain	Broker Non-Vote
2,995,252	166,189	30,362	2,265,152

Also elected at the meeting by the United States Department of Treasury, the holder of the Series C Preferred Stock, was Dennis O. Battles and Richard C. Peterson. Mr. Peterson has been a director since 2011. Mr. Battles is a new director. Attached is a press release regarding Mr. Battles.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits

Exhibit Number

99.1	Press Release, dated April 27, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTRUE FINANCIAL CORPORATION
(Registrant)

By:	/s/Kurt R. Stevenson
Kurt R. Stevenson,
President and Chief Executive Officer

Dated: April 27, 2012